                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act Of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Materials Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                            BENTON OIL & GAS COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant


Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(2) or Item 22(a)(2) of
    Schedule 14A
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

    2)  Aggregate number of securities to which transaction applies:

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    3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    5)  Total fee paid:


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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:
                               -------------------------------------------------
    2)  Form, Schedule or Registration Statement No.:
                                                     ---------------------------
    3)  Filing Party:
                     -----------------------------------------------------------
    4)  Date Filed:
                   -------------------------------------------------------------

PRELIMINARY PROXY STATEMENT

                           BENTON OIL AND GAS COMPANY
                     15835 PARK TEN PLACE DRIVE, SUITE 115
                              HOUSTON, TEXAS 77084
                                 (281) 579-6700

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE                    9:00 a.m. on Tuesday, May 14, 2002

PLACE                            Doubletree Hotel
                                 Allen Center
                                 400 Dallas Street
                                 Houston, Texas 77002

ITEMS OF BUSINESS                (1) To elect five directors
                                 (2) To consider and act upon a proposal to
                                     amend and restate our Certificate of
                                     Incorporation to incorporate previously
                                     adopted amendments and to change our name to "Harvest Natural Resources, Inc."
                                 (3) To ratify the appointment of independent
                                     accountants
                                 (4) To consider such other business as may
                                     properly come before the meeting

RECORD DATE                      You are entitled to vote if you were a
                                 stockholder at the close of business on Monday, March 18, 2002.

VOTING BY PROXY                  Please submit the proxy as soon as possible so
                                 that your shares can be voted at the meeting in accordance with your instructions. You may submit your proxy (1) over the internet, (2) by telephone or (3) by mail. For specific instructions, please refer to the Questions and Answers beginning on page 4 of this proxy statement and the instructions on the proxy card.

STOCKHOLDER LISTING              A list of our stockholders as of March 18, 2002
                                 will be available for inspection by our
                                 stockholders at the Company's headquarters,
                                 15835 Park Ten Place Dr., Suite 115, Houston,
                                 Texas 77084 during the ten days immediately preceding the date of the Annual Meeting.

                                 By Order of the Board of Directors

                                 PETER J. HILL
                                 President and Chief Executive Officer

         The definitive proxy statement and accompanying proxy card are intended to be distributed on or about April 11, 2002.

                      2002 ANNUAL MEETING OF STOCKHOLDERS

                  NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

                               TABLE OF CONTENTS

Notice of Annual Meeting of Stockholders....................
  Q: Why am I receiving these materials?....................
  Q: What information is contained in these materials?......
  Q: What proposals will be voted on at the meeting?........
  Q: What shares owned by me can be voted?..................
  Q: What is the difference between holding shares as a
     stockholder of record and as a beneficial owner?.......
  Q: How can I vote my shares in person at the meeting?.....
  Q: How can I vote my shares without attending the
     meeting?...............................................
  Q: Can I change my vote?..................................
  Q: How are votes counted?.................................
  Q: What is the voting requirement to approve each of the
     proposals?.............................................
  Q: What does it mean if I receive more than one proxy or
     voting instruction card?...............................
  Q: Where can I find the voting results of the meeting?....

STOCK OWNERSHIP.............................................
  Who are the largest owners of Benton's stock?.............
  How much stock do Benton's directors and executive
     officers own?..........................................
     Section 16(a) Beneficial Ownership Reporting
      Compliance............................................

BOARD STRUCTURE AND COMPENSATION............................

DIRECTOR COMPENSATION ARRANGEMENTS..........................

PROPOSAL NO. 1 -- ELECTION OF DIRECTORS.....................

PROPOSAL NO. 2 -- APPROVAL OF AMENDED AND RESTATED
  CERTIFICATE OF INCORPORATION..............................

PROPOSAL NO. 3 -- RATIFICATION OF INDEPENDENT ACCOUNTANTS...

EXECUTIVE OFFICERS AND KEY EMPLOYEES........................

EXECUTIVE COMPENSATION......................................

  Summary Compensation Table................................

  Option Grants in Last Fiscal Year.........................

  Aggregate Option Exercises In Last Fiscal Year And fiscal
     year-end option values.................................

REPORT OF THE HUMAN RESOURCES COMMITTEE.....................

REPORT OF THE AUDIT COMMITTEE...............................

STOCK PERFORMANCE GRAPH.....................................

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS..............

ADDITIONAL QUESTIONS AND INFORMATION REGARDING THE ANNUAL
  MEETING AND STOCKHOLDER PROPOSALS.........................
  Q: What happens if additional proposals are presented at
     the meeting?...........................................
  Q: What class of shares are entitled to be voted?.........
  Q: What is the quorum requirement for the meeting?........
  Q: Who will count the vote?...............................

  Q: Is my vote confidential?...............................
  Q: Who will bear the cost of soliciting votes for the
     meeting?...............................................
  Q: May I propose actions for consideration at next year's
     annual meeting of stockholders or nominate individuals
     to serve as directors?.................................

ANNEX A -- Amended and Restated Certificate of Incorporation
  of Harvest Natural Resources, Inc. .......................

Q: WHY AM I RECEIVING THESE MATERIALS?

A: The Board of Directors of Benton Oil and Gas Company is providing these proxy materials to you in connection with our annual meeting of stockholders, which will take place on May 14, 2002. You are invited to attend the meeting and are requested to vote on the proposals described in this proxy statement.

Q: WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?

A: The information included in this proxy statement relates to the proposals to be voted on at the meeting, the voting process, the compensation of directors and our most highly paid officers, and certain other required information. Our 2001 Annual Report to Stockholders is being mailed to you simultaneously with this proxy statement.

Q: WHAT PROPOSALS WILL BE VOTED ON AT THE MEETING?

A: There are three proposals scheduled to be voted on at the meeting:
   - The election of directors
   - The amendment and restatement of our Certificate of Incorporation to incorporate previously adopted amendments and change our name to 'Harvest Natural Resources, Inc.'
   - The ratification of independent accountants

Q: WHAT SHARES OWNED BY ME CAN BE VOTED?

A: You may vote all shares owned by you as of March 18, 2002, the record date.
   These shares include those (1) held directly in your name as a stockholder of record and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee.

Q: WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND
   AS A BENEFICIAL OWNER?

A: Many of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own names. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
   STOCKHOLDER OF RECORD
   If your shares are registered directly in your name with our transfer agent, Wells Fargo Bank Minnesota, N.A., you are considered the stockholder of record with respect to those shares, and these proxy materials are being sent directly to you by us. As a stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the meeting. We have enclosed a proxy card for your use.
   BENEFICIAL OWNER
   If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of the shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the meeting. Your broker or nominee has enclosed a voting instruction card for your use.

Q: HOW CAN I VOTE MY SHARES IN PERSON AT THE MEETING?

A: Shares held directly in your name as the stockholder of record may be voted in person at the annual meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification.
   EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING, WE RECOMMEND THAT YOU ALSO SUBMIT YOUR PROXY AS DESCRIBED BELOW SO THAT YOUR VOTE WILL BE COUNTED IF YOU LATER CANNOT ATTEND OR DECIDE NOT TO ATTEND THE MEETING.

Q: HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE MEETING?

A: Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. In most instances, you will be able to do this over the Internet, by telephone or mail. Please refer to the summary instructions below and those included on your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee.
   BY INTERNET -- If you have Internet access, you may submit your proxy from any location in the world by following the "Vote by Internet" instructions on the proxy card.
   BY TELEPHONE -- If you live in the United States or Canada, you may submit your proxy by following the "Vote by Telephone" instructions on the proxy card,
   BY MAIL -- You may do this by signing your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee and mailing it in the enclosed, postage prepaid and addressed envelope. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below in "How are votes counted?"

Q: CAN I CHANGE MY VOTE?

A: You may change your proxy instructions at any time prior to the vote at the annual meeting. For shares held directly in your name, you may accomplish this by granting a new proxy by Internet, telephone or mail or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares held beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

Q: HOW ARE VOTES COUNTED?

A: In the election of directors, you may vote "FOR" all of the nominees, or your vote may be "WITHHELD" for one or more of the nominees, in which case your vote will be FOR all the nominees from whom you do not specifically withhold your vote. For the amendment and restatement of the Certificate of Incorporation and the ratification of independent accountants, you may vote "FOR," "AGAINST" or "ABSTAIN." If you "ABSTAIN," it has the same effect as a vote "AGAINST."
   If you sign your proxy card or broker instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board of Directors.

Q: WHAT IS THE VOTING REQUIREMENT TO APPROVE EACH OF THE PROPOSALS?

A: In the election of directors, the five persons receiving the highest number of "FOR" votes will be elected. The approval of the Amended and Restated Certificate of Incorporation and the ratification of independent accountants requires the affirmative "FOR" vote of a majority of those shares present, in person or by proxy, and entitled to vote. If you are the beneficial owner and do not provide your broker or nominee with voting instructions, your shares may constitute broker non-votes, as described in "What is the quorum
   requirement for the meeting?" on page   . In tabulating the voting results
   for any particular proposal, shares which constitute broker non-votes are not considered entitled to vote.

Q: WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY OR VOTING INSTRUCTION
   CARD?

A: It means you have shares which are registered in different ways or are held in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q: WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?

A: We will announce preliminary voting results at the meeting and publish final results in our quarterly report on Form 10-Q for the second quarter of 2002.

Additional Q&A information regarding the annual meeting and stockholder
proposals may be found on pages   and   below.

                                STOCK OWNERSHIP

WHO ARE THE LARGEST OWNERS OF BENTON'S STOCK?

     The following table shows the amount of Benton common stock beneficially owned by any person or group that is the direct or beneficial owner of more than 5% of Benton's common stock as of March 18, 2002.

                                                            AGGREGATE NUMBER        PERCENT OF
                                                               OF SHARES              SHARES
NAME AND ADDRESS                                         BENEFICIALLY OWNED(1)    OUTSTANDING(2)
----------------                                         ----------------------   --------------
Heartland Advisors, Inc.                                        4,130,100(3)          12.10%
789 North Water Street
Milwaukee, WI 53202
Cumberland Associates LLC                                       3,120,000(4)           9.14%
1114 Avenue of the Americas
New York, NY 10036
Dimensional Fund Advisors                                       2,309,600(5)           6.77%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401
A.E. Benton                                                     1,983,750(6)           5.59%
P.O. Box 600
Carpinteria, CA 93014

     (1) The stockholder has sole voting and dispositive power over the shares indicated unless otherwise disclosed.

     (2) The percentage of common stock is based upon 34,119,089 shares of common stock outstanding on March 18, 2002.

     (3) This information is based upon a Schedule 13G filed with the Securities and Exchange Commission on January 16, 2002.

     (4) This information is based upon a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2002, and includes 2,813,516 shares as to which the stockholder has sole voting and dispositive power, and 306,484 shares as to which the stockholder has shared voting and dispositive power.

     (5) This information is based upon a Schedule 13G filed with the Securities and Exchange Commission on February 12, 2002.

     (6) Includes 1,383,750 shares which may be acquired by exercise of options which are currently exercisable or exercisable within 60 days. See "Certain Relationships and Related Transactions."

HOW MUCH STOCK DO BENTON'S DIRECTORS AND EXECUTIVE OFFICERS OWN?

     The following table shows the amount of common stock of Benton beneficially owned (unless otherwise indicated) by Benton's directors and nominees for director, the executive officers of Benton named in the Summary Compensation Table below and the directors and executive officers of Benton as a group. Except as otherwise indicated, all information is as of June 1, 2002.

     The number of shares beneficially owned by each director or executive officer is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire as of May 17, 2002 (60 days after the record date of March 18, 2002) through the exercise of stock options or other rights. Unless otherwise indicated, each person has sole investment and voting power (or shares such powers with his spouse) with respect to the shares set forth in the following table.

                                                                                PERCENT OF
                                                    AMOUNT AND NATURE OF          SHARES
NAME                                              BENEFICIAL OWNERSHIP(1)     OUTSTANDING(2)
----                                             --------------------------   --------------
Peter J. Hill..................................  119,500   Direct                     *
                                                  87,500   Vested Options
                                                 412,500   Unvested Options
Steven W. Tholen...............................  149,400   Direct                     *
                                                 105,000   Vested Options
                                                 245,000   Unvested Options
Robert S. Molina...............................   67,000   Direct                     *
                                                  57,500   Vested Options
                                                 142,500   Unvested Options
E. Sven Hagen..................................       **   Direct                    **
                                                 269,166   Vested Options
David H. Pratt.................................       **   Direct                    **
                                                 109,833   Vested Options
Kurt A. Nelson.................................   50,000   Unvested Options
Stephen D. Chesebro'...........................  158,434   Direct                     *
                                                  75,000   Unvested Options
John U. Clarke.................................   81,034   Direct                     *
                                                  50,000   Unvested Options
Byron A. Dunn..................................   58,434   Direct                     *
                                                  50,000   Unvested Options
H. H. Hardee...................................  158,434   Direct                     *
                                                  50,000   Unvested Options
Patrick M. Murray..............................   58,434   Direct                     *
                                                  50,000   Unvested Options
All current directors and executive officers as
  a Group (9) persons..........................  850,670   Direct                  3.20%
                                                 250,000   Vested Options

*   Represents less than 1% of the Company's outstanding common stock.
** Information as to direct ownership not available. Messrs. Hagen and Pratt resigned in 2001.

(1) "Vested Options" are stock options which may be exercised as of June 1, 2002. "Unvested Options" are options that have been granted, but are not yet exercisable.

(2) Percentages are based upon 34,114,089 shares of common stock outstanding on March 18, 2002.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and holders of more than 10% of our common stock to file reports with the Securities and Exchange Commission regarding their ownership and changes in ownership of our stock. Except as set forth below, to our knowledge, during fiscal 2001, our officers, directors and 10% stockholders complied with all Section 16(a) filing requirements. In making this statement, Benton has relied upon the written representations of its directors and officers. Mr. Nelson became a Vice President of the Company in November 2001, but did not file a Form 3 until December 13, 2001.

                        BOARD STRUCTURE AND COMPENSATION

     Our Board currently has six directors and the following three committees:
(1) Audit, (2) Human Resources and (3) Nominating. The membership at the conclusion of fiscal 2001 and the function of each committee are described below. During 2001, the Board held twelve meetings and five telephonic meetings. Messrs. Chesebro', Clarke, Dunn, Hardee and Murray were appointed to the Board in October 2000. Dr. Hill was elected to the Board in July 2000. Each nominee for director listed under "Proposal No. 1" below attended at least 75% of all Board and applicable committee meetings held in 2001 from the date such nominee became a member of the Board.

NAME OF DIRECTOR                                         AUDIT   HUMAN RESOURCES   NOMINATING
----------------                                         -----   ---------------   ----------
Stephen D. Chesebro'...................................                 X              X
John U. Clarke.........................................    X            X              X
Byron A. Dunn..........................................    X
H. H. Hardee...........................................    X            X
Peter J. Hill..........................................
Patrick M. Murray......................................    X
Michael B. Wray........................................                                X
Number of Meetings in Fiscal 2001......................    6            8              0

X = Committee member

THE AUDIT COMMITTEE

     The Audit Committee reviews our auditing, accounting, financial reporting and internal control functions and makes recommendations to the Board for the selection of independent accountants. In discharging its duties, the committee:

     - reviews and approves the scope of the annual audit and the independent accountant's fees;

     - meets independently with our internal accounting staff, our independent accountants and our senior management; and

     - reviews the general scope of our accounting, financial reporting, annual audit and internal audit program, and matters relating to internal control systems as well as the results of the annual audit.

     Each member of the Audit Committee is an "independent director," as defined in the rules of The New York Stock Exchange. The Audit Committee operates pursuant to a written charter.

THE HUMAN RESOURCES COMMITTEE

     The Human Resources Committee determines, approves and reports to the Board on all elements of compensation for our elected executive officers.

THE NOMINATING COMMITTEE

     The Nominating Committee's responsibilities to the Board include the following:

     - Develop and maintain criteria and procedures for the identification and recruitment of candidates for election to serve as directors of the Company

     - Review the appropriateness and adequacy of information supplied to directors prior to and during meetings of the Board

     - Recommend directors for election or re-election

     - Evaluate annually the performance of the Board

     - Consider nominees for director recommended by stockholders of the Company, provided such recommendations are addressed to the chairman of the Nominating Committee at the Company's principal executive office and received before January 1 of the year in which the annual meeting is held.

                       DIRECTOR COMPENSATION ARRANGEMENTS

     Directors are elected at the annual stockholders' meeting and hold office until the next annual stockholders' meeting or until their successors are elected and qualified. From the annual meeting in 2001 until the annual meeting in 2002, our directors, who were not Company officers, each received 33,434 shares of the Company's restricted stock under a Non-Employee Director Stock Purchase Plan (the "Stock Purchase Plan"). The Stock Purchase Plan was adopted to encourage our directors to acquire a greater proprietary interest in our Company through the ownership of our common stock. The number of shares issuable to each of the non-employee directors was equal to 1.5 times the amount of cash compensation ($37,000) which a director may otherwise receive divided by the fair market value of the common stock on the scheduled date of payment of the director's fee. The shares may not be sold by a director for a period of one year from the date of issuance. Each non-employee director was also issued options to purchase 50,000 shares of the Company's common stock at the fair market value on the date of grant. These options vest at the date of the 2002 annual meeting.

     In addition, each of our non-employee directors is reimbursed for all travel and related expenses and receives a fee of $1,000 for each regular or special meeting in excess of twelve (12) meetings per year of the Board of Directors, including any committee or subcommittee of the Board (whether meetings held in person or by conference telephone or similar communications equipment). Board members who attend business meetings on behalf of the Company receive $1,000 per day plus a reimbursement of their expenses.

     The Chairman of the Board of Directors, Mr. Chesebro', also received an additional option to purchase 25,000 shares of the Company's common stock under the Company's 2001 Long Term Stock Incentive Plan at a price of $1.66 per share, receives monthly compensation in the amount of $8,333.33 per month and is reimbursed for reasonable office expenses.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     In February 2002, our Board of Directors amended our bylaws to provide that, effective with the 2002 Annual Meeting, the number of directors constituting the Board of Directors will be five. Therefore, there are five nominees for election to our Board of Directors this year. Dr. Hill has served as a director since the Annual Meeting of Stockholders in 2000. The remaining nominees have served as directors since their appointment to the Board of Directors during 2000. Information regarding the business experience of each nominee is provided below. All directors are elected annually to serve until the next annual meeting and until their respective successors are elected.

     In the election of directors, you may vote "FOR" all of the nominees, or your vote may be "WITHHELD" for one or more of the nominees, in which case your vote will be FOR all the nominees from whom you do not specifically withhold your vote. In the election of directors, the five persons receiving the highest number of "FOR" votes will be elected.

     OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION TO THE BOARD OF EACH OF THE FOLLOWING NOMINEES.

STEPHEN D. CHESEBRO'
Appointed Director in October
2000
Age 60                           From February 1997 to December 1997, Mr.
                                 Chesebro' served as Group Vice President -- Oil and Gas and from December 1997 until December 1998 he served as President and Chief Operating Officer of Pennzoil Company, an integrated oil and gas company. Mr. Chesebro' served as President and Chief Executive Officer of PennzEnergy, the independent oil and gas exploration and production company that was formerly a business unit of Pennzoil Company, from December 1998 until he retired in 1999. From 1993 to 1996, Mr. Chesebro' was Chairman and Chief Executive Officer of Tenneco Energy, a $4 billion global company with 3,000 employees. Tenneco Energy was part of Tenneco, Inc., a worldwide corporation that owned diversified holdings in six major industries. In 1964, Mr. Chesebro' graduated from the Colorado School of Mines. He was awarded the school's Distinguished Achievement Medal in 1991 and received his honorary doctorate from the institution in 1998. He currently serves on the school's visiting committee for petroleum engineering. In 1994, Mr. Chesebro' was the first American awarded the H.E. Jones London Medal by the Institution of Gas Engineers, a British professional association.

JOHN U. CLARKE
Appointed Director in October
2000
Age 49 Since May 2001, Mr. Clarke has been President of Concept Capital Group, a financial and strategic advisory firm originally founded by Mr. Clarke in 1995. Immediately prior to reestablishing the firm, Mr. Clarke was Managing Director of SCF Partners, a private equity investment company focused on the oil and gas services and equipment sectors of the energy industry. From 1999 to 2000, Mr. Clarke was Executive Vice President of Dynegy, Inc., a publicly traded global energy merchant, where he was also an Advisory Director and member of the Office of the Chairman. Mr. Clarke joined Dynegy in April 1997 as Senior Vice President and Chief Financial Officer. Prior to joining

                                 Dynegy, Mr. Clarke was a managing director and co-head of specialty energy practice group with Simmons & Company International, a Houston-based investment banking firm. From 1995 to 1997, he served as president of Concept Capital Group. Mr. Clarke was Executive Vice President and Chief Financial and Administrative Officer with Cabot Oil and Gas, a publicly traded Appalachian oil and gas producer, from 1993 to 1995. He was with Transco Energy, a publicly traded interstate pipeline company, from 1981 to 1993, last serving as Senior Vice President and Chief Financial Officer. Mr. Clarke began his professional career with Tenneco in 1978. Mr. Clarke is a member of the Board of Directors of NATCO Group, Inc., a publicly traded engineering, construction and fabrication company serving the petroleum industry. He is also a member of the Board of Directors of FuelQuest.com, a market service provider to petroleum marketers and an Advisory Director of Pilko & Associates, a management consulting firm specializing in environmental health and safety issues. He also served as director of Allwaste, Inc. Mr. Clarke earned a Bachelor of Arts degree in Economics from the University of Texas in 1975 and a Master of Business Administration degree from Southern Methodist University in 1977.

H. H. HARDEE
Appointed Director in October
2000
Age 47 Mr. Hardee has been a Senior Vice President-Investment Officer with RBC Dain Rauscher Wessels, an investment banking firm, since 1994. From 1991 through 1994, Mr. Hardee was a Senior Vice President with Kidder Peabody, an investment banking firm. From 1977 through 1991, Mr. Hardee was a Senior Vice President at Rotan Mosle/Paine Webber Inc., an investment banking firm. During his tenure at Dain Rauscher, he has been in the top 1% of his peer group and has been a member of the Chairman's Council since joining the firm. Mr. Hardee is a licensed investment advisor and has served in various board capacities including investment policy and syndicate underwriting. Mr. Hardee's expertise is advising high net worth individuals and small to mid sized corporations. He currently advises/manages over $225 million in assets. He is also a published author in the area of financial investing. Mr. Hardee is a former director of the Bank of Almeda and Gamma Biologicals. He is also a former limited partner and advisory director of the Houston Rockets of the National Basketball Association and former advisory finance Chairman for the Ft. Bend Texas Independent School District. Currently, he is an elder and member of session at Southminster Presbyterian Church.

PETER J. HILL
Director since July 2000
Age 55 Dr. Peter J. Hill has served as our President and Chief Executive Officer and a director since July 10, 2000. From 1998 until 2000, Dr. Hill was an Executive Director of Hardy Oil & Gas in London, U.K. and the Technical Director of British Borneo plc. following its merger with Hardy in 1999. From 1995 until 1998, Dr. Hill served as Managing Director of Deminex and was responsible for its worldwide production and exploration activities, including projects in Russia and Venezuela. Prior to 1995, Dr. Hill spent 22 years with British Petroleum in a range of senior positions in Australia, Egypt, New Zealand, the North Sea and South America. Dr. Hill served as Chief Geologist for the BP Group, and from 1989 to 1991 served as Chief of Staff for BP Exploration, sitting on the Board. From 1991 to 1994, he was the President of BP Venezuela and Regional Director for Central and South America. Dr. Hill holds a B.S. Degree in Geology from Southampton University, England, and a shared Doctorate of Philosophy in Sedimentology from Southampton University and Trinity College, Ireland.

PATRICK M. MURRAY
Appointed Director in October
2000
Age 59 Mr. Murray became President, Chief Executive Officer and a Director of Dresser, Inc., an energy equipment manufacturer, in 2001. From 1998 through 2001, Mr. Murray served as president of Dresser Equipment Group Inc. From 1994 through 1998, he held positions as Senior Vice President, Strategic Initiatives and Vice President, Operations of Dresser Industries, Inc. Prior to joining Dresser, Mr. Murray spent nine years as President of Sperry-Sun Drilling Services, Inc., a former subsidiary of Baroid Corporation and a subsidiary of Dresser Industries, Inc. He joined NL Industries, Inc. in 1973 and served in a variety of increasingly senior management positions, including Controller. He is currently a director of Titanium Metals Corp. and Dresser, Inc. Mr. Murray has a B.S. degree and an MBA from Seton Hall University. Mr. Murray is a member of the American Petroleum Institute, the Society of Petroleum Engineers, on the board of the Valve Manufacturers Association, and the Dallas Council of World Affairs.

                                 PROPOSAL NO. 2

               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

     The Board of Directors has approved and recommended that our Certificate of Incorporation be amended and restated to incorporate previously approved and adopted amendments and to change our name to Harvest Natural Resources, Inc. We believe that it is advisable to change the Company's name to reflect the fact that Mr. Benton is no longer a member of the Company's management and to better communicate the Company's business on a going-forward basis. The form of the Amended and Restated Certificate of Incorporation is attached to this Proxy Statement as Exhibit A. If approved by the stockholders, the Amended and Restated Certificate of Incorporation will become effective upon filing with the Secretary of State of the State of Delaware. The affirmative vote of the holders of a majority of the outstanding shares of common stock is required for approval of the Amended and Restated Certificate of Incorporation. Abstentions and broker non-votes will be treated as neither a vote for or against the proposal. However, because the proposal requires the affirmative vote of a majority of the outstanding shares, abstentions and broker non-votes will have the same effect as a vote against the proposal.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE PROPOSED AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCORPORATE PREVIOUSLY ADOPTED AMENDMENTS AND TO CHANGE THE NAME OF THE COMPANY TO "HARVEST NATURAL RESOURCES, INC."

                                 PROPOSAL NO. 3
                    RATIFICATION OF INDEPENDENT ACCOUNTANTS

     The Audit Committee of the Board of Directors has appointed PricewaterhouseCoopers LLP as Benton's independent accountants to audit our consolidated financial statements for the year ended December 31, 2002. During 2001, PricewaterhouseCoopers LLP, served as our independent accountants and provided certain tax and consulting services. Representatives of PricewaterhouseCoopers LLP are expected to attend the meeting where they will be available to respond to questions and, if they desire, to make a statement.

     Audit Fees. The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of our annual financial statements for 2001 and the review of the financial statements in our Forms 10-Q was $595,000. Included in the aggregate fees are 100 percent of the audit fees billed by PricewaterhouseCoopers LLP in 2001 to Geoilbent and Arctic Gas totaling $325,000.

     Financial Information Systems Design and Implementation Fees. There were no fees paid to our principal accountants for operating or supervising the operation of our information systems, managing our local area network, or designing or implementing a hardware or software system that aggregates source data underlying our financial statements or generates information that is significant to our financial statements, taken as a whole, for the year ended December 31, 2001.

     All Other Fees. The aggregate fees billed by PricewaterhouseCoopers LLP for other non-audit services rendered to us for the year ended December 31, 2001 was $305,317.

     The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

     OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT ACCOUNTANTS FOR 2002. If the appointment is not ratified, our Board of Directors will select other independent accountants.

                      EXECUTIVE OFFICERS AND KEY EMPLOYEES

     The following table provides information regarding each of our executive officers.

NAME                                   AGE                          POSITION
----                                   ---                          --------
Dr. Peter J. Hill                      55    President and Chief Executive Officer
Steven W. Tholen                       51    Senior Vice President -- Finance and Administration,
                                             Chief Financial Officer and Treasurer
Robert S. Molina                       54    Vice President, General Counsel and Secretary
Kurt A. Nelson                         49    Vice President -- Controller and Chief Accounting
                                             Officer

     Dr. Hill's biography appears on page __.

     Steven W. Tholen has served as our Senior Vice President -- Finance and Administration and Chief Financial Officer since January 1, 2001. From June 1995 through 2000, Mr. Tholen was Vice President and Chief Financial Officer of Penn Virginia Corporation, an oil and gas exploration and production company. From 1990 to 1995, Mr. Tholen served in various capacities at Cabot Oil and Gas Corporation, including Treasurer. Mr. Tholen holds a B.S. degree from St. John's University and an M.B.A. degree from the University of Denver.

     Robert S. Molina has served as our Vice President, General Counsel and Secretary since January 5, 2001. From 1981 until December 2000, Mr. Molina served Atlantic Richfield Company, an integrated multinational oil and gas company, in various legal capacities including Chief Counsel of ARCO Latin America from 1997 to 2000, Special International Counsel at ARCO International from 1994 to 1997, Vice President and General Counsel of Vastar Resources, Inc. from 1993 to 1994, and General Attorney of ARCO Oil and Gas Company in 1993. Mr. Molina holds a B.A. degree from University of Texas at Austin and a J.D. degree from Southern Methodist University School of Law.

     Kurt A. Nelson was elected Vice President -- Controller of Benton Oil & Gas in November 2001. From September 2000 until November 2001 Mr. Nelson was Manager, Operations Analysis for Anadarko Petroleum Corporation. Prior to Anadarko Mr. Nelson spent one year consulting, then 19 years with The Louisiana Land and Exploration Company and its successor Burlington Resources, Inc. (oil and gas exploration and production companies), holding various positions, including Manager, Business Development from October 1997 to January 1999, Portfolio Manager from January 1997 to October 1997, Manager, Finance and Administration Houston Division from 1993 until October 1997, and various other positions, including Assistant Controller -- Exploration and Production and Assistant Tax Director. Mr. Nelson holds a B.B.A. degree in Business Administration from the University of Houston and is a Certified Public Accountant.

                             EXECUTIVE COMPENSATION

     The following table discloses compensation received by our Chief Executive Officer and its most highly paid executive officers for the fiscal year ending December 31, 2001 and their compensation for each of the other years indicated (referred to as the "named executive officers").

                                                                          LONG TERM
                                        ANNUAL COMPENSATION              COMPENSATION
                              ----------------------------------------      AWARDS
                                                             OTHER       ------------    ALL OTHER
NAME AND                              SALARY     BONUS    COMPENSATION   OPTIONS/SARS   COMPENSATION
PRINCIPAL POSITION            YEAR     ($)        ($)         ($)            (#)            ($)
------------------            ----   --------   -------   ------------   ------------   ------------
Peter J. Hill,                2001   $350,000   $10,000                    325,000        $ 14,822
President and Chief           2000   $163,077                  (2)         175,000        $     67
Executive
Officer(1)

E. Sven Hagen,                2001   $406,731                                             $     33(3)
Senior Vice President --      2000   $250,000                  (2)               0        $    262
Exploration and               1999    250,000   $40,000                    225,000        $    353
Production(4)

David H. Pratt                2001   $528,846                                             $    151(3)
Senior Vice President --      2000   $230,769                  (2)          65,000        $ 12,162
Chief Financial Officer       1999                                          60,000        $130,000
And Treasurer(5)

Steven W. Tholen              2001   $245,192                              350,000        $ 12,950
Senior Vice President --
Chief Financial
Officer(6)

Robert S. Molina              2001   $196,154   $10,000                    200,000        $ 11,988(3)
General Counsel, Vice
President(7)

Kurt A. Nelson                2001   $_______
Vice President --
Controller(8)

(1) Dr. Hill was elected as President and Chief Executive Officer on August 29, 2000. Other compensation includes $10,760 personal use of company leased vehicle, $602 term life insurance, and $3,460 in tax preparation fees.

(2) The aggregate amount of additional compensation reported is less than the lesser of $50,000 or 10 percent of the total annual salary and bonus reported for the named executive officer. No other annual compensation was paid or payable to the named executive officers in the years indicated.

(3) Represents premiums paid by us with respect to term life insurance on behalf of the named executive officers.

(4) Mr. Hagen resigned in January 2001. In connection with his resignation, we entered into a separation agreement with Mr. Hagen and paid him a lump sum severance payment of $375,000, pursuant to his written contract.

(5) Mr. Pratt was elected Senior Vice President in January 2000. From July 1996 to January 2000, Mr. Pratt was a financial consultant to the Company. He received $11,667 and $130,000 in 2000 and 1999, respectively, for serving in this capacity. Mr. Pratt resigned in March 2001. In connection with his resignation, we entered into a separation agreement with Mr. Pratt and paid him a lump sum severance payment of $480,769, pursuant to his written contract.

(6) Mr. Tholen was elected to his position in January 2001. Other compensation includes $12,348 rent on company apartment, $602 term life insurance.

(7) Mr. Molina was elected to his position in January 2001. Other compensation includes $11,386 rent on company apartment, $602 term life insurance.

(8) Mr. Nelson was elected to his position in November 2001.

     The following table shows information concerning options to purchase Common Stock granted to each of the named executive officers during 2001, other than Messrs. Hagen and Pratt, who received no options in 2001.

                                                            INDIVIDUAL GRANTS
                                          ------------------------------------------------------
                                          PERCENT OF TOTAL                               GRANT
                                            OPTIONS/SARS                                  DATE
                          OPTIONS/SARS       GRANTED TO      EXERCISE OR                PRESENT
                             GRANTED        EMPLOYEES IN     BASE PRICE    EXPIRATION    VALUE
NAME                         (#)(1)        FISCAL YEAR(2)     ($/SHARE)       DATE       ($)(3)
----                      -------------   ----------------   -----------   ----------   --------
Peter J. Hill                325,000           19.3%           $1.660        7/30/11    $435,338

Steven W. Tholen             150,000            8.9%           $1.625        1/02/11    $196,190
                              60,000            3.6%           $2.070        5/03/11    $100,367
                             140,000            8.3%           $1.660        7/30/11    $187,530

Robert S. Molina             115,000            6.8%           $1.625        1/02/11    $150,413
                              85,000            5.1%           $1.660        7/30/11    $113,858

Kurt A. Nelson                50,000            3.0%           $1.550       11/14/11    $ 62,058

(1) The options granted after July 30, 2001 are exercisable one-third after the first year, one-third after the second year and one-third after the third year. All other 2001 grants are exercisable 50% after the first year, 25% after the second year and 25% after the third year.

(2) Benton granted options representing 1,684,000 shares to employees in 2001.

(3) To calculate the present value of option/SAR grants, we have used the Black-Scholes option pricing model. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, so that there is no assurance the value realized by an executive will be at or near the value estimated by the Black-Scholes model. The estimated values under that model for the stock options are based on assumptions that include (i) a stock price volatility of 72.32 percent, (ii) a risk-free rate of return based on a 10-year U.S. Treasury rate at the time of grant of 4.92 percent, 5.22 percent, 5.11 percent and 4.54 percent for January 2, May 3, July 30 and November 14 grants, respectively, and (iii) an option exercise term of ten years. No adjustments were made for the non-transferability of the options or to reflect any risk of forfeiture prior to vesting. The Securities and Exchange Commission requires disclosure of the potential realizable value or present value of each grant. The use of the Black-Scholes model to indicate the present value of each grant is not an endorsement of this valuation, which is based on certain assumptions, including the assumption that the option will be held for the full ten-year term prior to exercise.

     The following table provides information regarding the exercise of stock options during 2001 by each of the named executive officers and the year-end value of unexercised options held by such officers.

     AGGREGATE OPTIONS/SAR EXERCISES IN 2001 AND YEAR-END OPTION/SAR VALUES

                                                        NUMBER OF SECURITIES       VALUE OF UNEXERCISED IN-THE-
                                                       UNDERLYING UNEXERCISED           MONEY OPTIONS/SARS
                                                      OPTIONS/SARS AT YEAR-END            AT YEAR END(1)
                             NUMBER OF               ---------------------------   -----------------------------
                              SHARES
                            ACQUIRED ON    VALUE
NAME                         EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
----                        -----------   --------   -----------   -------------   ------------   --------------
Peter J. Hill                     0            0        87,500        412,500             0               0
E. Sven Hagen                     0            0       269,166              0             0               0
David H. Pratt                    0            0       100,833              0             0               0
Steven W. Tholen                  0            0             0        350,000             0               0
Robert S. Molina                  0            0             0        200,000             0               0
Kurt A. Nelson                    0            0             0         50,000             0               0

(1) The value of unexercised options is based upon the difference between the exercise price and the average of the high and low market price on December 31, 2001 of $1.38.

EMPLOYMENT AGREEMENTS AND SEVERANCE PLAN

     The Company has entered into employment agreements (the "Employment Agreements") with Dr. Hill and Messrs. Tholen, Molina and Nelson which contain severance provisions in the event of a change in control of the Company. Following a change in control of the Company, if the employee is "involuntarily terminated" (as defined in the Employment Agreement), the employee is entitled to a cash severance payment equal to a multiple of his annual base salary at the rate in effect prior to termination. For Dr. Hill, such multiple is three times his annual base salary. For Messrs. Tholen, Molina and Nelson, such multiple is one times their annual base salary. Effective July 10, 2000, Dr. Hill entered into an Employment Agreement for a term of three years with a base salary of $350,000. Effective January 1, 2001, Mr. Tholen entered into an Employment Agreement for a term of two years with a base salary of $250,000. Effective January 1, 2001, Mr. Molina entered into an Employment Agreement for a term of two years with a base salary of $200,000. Effective November 12, 2001, Mr. Nelson entered into an Employment Agreement for a term of one year with a base salary of $135,000. Salaries are reviewed annually and bonuses are within the discretion of the Board of Directors.

                    REPORT OF THE HUMAN RESOURCES COMMITTEE

     The Human Resources Committee of the Board of Directors has furnished the following report on executive compensation. This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     2001 COMPENSATION. Dr. Hill's annual compensation for 2001 was $374,822, payable pursuant to the Employment Agreement entered into with the Company, which calls for an annual base salary for 2001 of $350,000 and a target bonus of 50% of his base salary, based on performance criteria that were to be established related to the Company's cash flow and reserves. Dr. Hill also received stock options to purchase 325,000 shares of the Company's stock at the closing price of $1.66.

     COMPENSATION PHILOSOPHY. The Company's executive compensation philosophy is focused on aligning the interests of its management team with those if its stockholders. Accordingly, the Company has implemented a compensation program designed to recognize the near-term contribution of individual managers through market based annual cash compensation with the opportunity for individual executives to earn annual incentive cash bonus payments if certain corporate and individual performance criteria are met. In order to recognize the long-term contribution of its management and to encourage share ownership, certain senior executives may, at the discretion of the Board of Directors, participate from time to time in the Company's stock option program which is designed to grant fair market value stock options to plan participants with typically three-year term vesting requirements. The committee believes that its compensation program is appropriate for the Company in order to attract, retain and reward its key management personnel.

     The committee determines total compensation, both short-term cash compensation and long-term, non-cash compensation, based upon a number of factors, including the financial and operating position of the Company and its future prospects, industry conditions generally, and the contribution to the Company's future success expected to come from the individual/manager.

     Base salary is paid in cash and is reviewed annually against competitive market data in light of the factors described above. The Company desires to establish a cash compensation program for management which would be expected to remain competitive with comparable energy peers and local companies competing for qualified management talent.

     Annual cash bonus payments are incentive awards based upon the Company's overall achievement of certain objective measures of performance and the achievement of certain objective measures of performance by the individual, however, such payments are subject to the final discretion of the committee and the Board of Directors. Amounts paid as incentive awards represent varying percentages of the individual's annual base salary, not to exceed 2.0 times such amount.

     The committee has no fixed or formal guidelines for determining the timing or the number of stock options to be granted to individual managers; however, the committee generally considers such awards annually and believes that stock options provide a significant benefit in attracting and retaining key employees while affording such employees with a reasonable level of participation in future value created for the benefit of all the Company's stockholders.

     For 2002, the Company intends to pursue a compensation program based upon a continuing refinement of the aforementioned philosophy as the Company's needs evolve and market conditions dictate. In March 2002, the Company engaged an outside consultant with expertise in employee and executive compensation programs to assist the committee in the further development of the Company's compensation program in order to assure that the Company remains competitive.

     The Human Resources Committee of the Board of Directors has not formalized a policy with respect to qualifying compensation paid to executive officers under Section 162(m) of the Internal Revenue Code, but intends to study the Company's compensation plans to develop a formal policy if necessary.

                              STEPHEN D. CHESEBRO'
                                 JOHN U. CLARKE
                                  H.H. HARDEE

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of the members of the Board's Compensation Committee is or has been an officer or employee of the Company.

                         REPORT OF THE AUDIT COMMITTEE

     We have reviewed and discussed the Company's audited financial statements for the year ended December 31, 2001 with management and PricewaterhouseCoopers LLP, certified public accountants, the independent auditors and accountants for the Company. In addition, we discussed with PricewaterhouseCoopers LLP the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380) with respect to those statements.

     We have received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions and Audit Committees) and have discussed with PricewaterhouseCoopers LLP its independence in connection with its audit of the Company's most recent financial statements.

     Based upon these reviews and discussions, and management's assurances, we recommend to the Board of Directors that these audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

     Patrick M. Murray, John U. Clarke, Byron A. Dunn and H.H. Hardee are the members of the Audit Committee. Each of these persons is independent, as defined in Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards.

     The Board of Directors has adopted a written charter for the Audit Committee, a copy of which was filed with the Proxy Statement for the 2001 Annual Meeting.

     The information in the foregoing paragraphs shall not be deemed to be soliciting material, or be filed with the Securities and Exchange Commission or subject to Regulation 14A or 14C or to liabilities of Section 18 of the Securities Act of 1993, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate these paragraphs by reference.

                          PATRICK M. MURRAY, CHAIRMAN
                                 JOHN U. CLARKE
                                 BYRON A. DUNN
                                  H.H. HARDEE

                            STOCK PERFORMANCE GRAPH

     The graph below shows the cumulative total stockholder return over the five-year period ending December 31, 2001, assuming the investment of $100 on December 31, 1996 in each of Benton's common stock, the S&P Composite -- 500 Stock Index and the Wilshire Domestic Oil Index.

                                    [CHART]

     Assumes that the value of the investment in Benton stock and each index was $100 at December 31, 1996 and that all dividends were reinvested.

                                  PLOT POINTS
                           (DECEMBER 31 OF EACH YEAR)

--------------------------------------------------------------------------------
                        1996      1997      1998      1999      2000      2001
--------------------------------------------------------------------------------
 Benton                 $100      $ 57      $ 13      $  9      $  7      $  6
 S&P 500                $100      $133      $172      $208      $189      $166
 Wilshire Domestic
  Oil                   $100      $115      $ 77      $ 90      $121      $117

     The Wilshire Domestic Oil Index, as prepared by Wilshire Associates Incorporated, is composed of companies that are classified as domestic oil companies under Standard Industrial Classification codes (1300-1399, 2900-2949, 5170-5179 and 5980-5989). After an individual review of each company, Wilshire Associates determines whether such company is primarily engaged in the domestic oil industry and is appropriate for its index. A list of the companies comprising the Wilshire Domestic Oil index will be provided without charge upon request to Investor Relations, Benton Oil and Gas Company, 15835 Park Ten Place Drive, Suite 115, Houston, Texas 77084, or can be obtained upon written request to Wilshire Associates Incorporated, 1299 Ocean Avenue, Santa Monica, California 90401.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     From 1996 through 1998, we made unsecured loans to our then Chief Executive Officer, A.E. Benton. Each of these loans was evidenced by a promissory note bearing interest at the rate of 6 percent per annum. We subsequently obtained a security interest in Mr. Benton's shares of stock, and proceeds from stock option agreements. At December 31, 1998, the $5.5 million owed to us by Mr. Benton exceeded the value of our collateral, due to the decline in the price of our stock. As a result, we recorded an allowance for doubtful accounts of $2.9 million. The portion of the note secured by our stock and stock options, $2.1 million, was presented on the Balance Sheet as a reduction from Stockholders' Equity at December 31, 1998. In August 1999, Mr. Benton filed a Chapter 11 (reorganization) bankruptcy petition in the U.S. Bankruptcy Court for the Central District of California, in Santa Barbara, California. We recorded an additional $2.8 million allowance for doubtful accounts for the remaining principal and accrued interest owed to us at June 30, 1999, and continue to record additional allowances as interest accrues ($0.8 million for the period July 1, 1999 to December 31, 2001). Measuring the amount of the allowances requires judgments and estimates, and the amount eventually realized may differ from the estimate.

     In February 2000, we entered into a Separation Agreement and a Consulting Agreement with Mr. Benton pursuant to which we retained Mr. Benton as an independent contractor to perform certain services for us. Mr. Benton has agreed to propose a plan of reorganization in his bankruptcy case that provides for the repayment of our loans to him. Under the proposed plan, which we anticipate will be submitted to the bankruptcy court in March or April 2002, we will retain our security interest in Mr. Benton's 600,000 shares of our stock and in his stock options. Repayment of our loans to Mr. Benton may be achieved through Mr. Benton's liquidation of certain real and personal property assets and a phased liquidation of stock resulting in Mr. Benton's exercise of his stock options. The amount that we eventually realize, and the timing of receipt of payments will depend upon the timing and results of the liquidation of Mr. Benton's assets.

     During 2001, we paid Mr. Benton $116,833, and have paid a total of $536,545 from February 2000 through May 11, 2001 for services performed under the Consulting Agreement. On May 11, 2001 the Consulting Agreement was terminated.

     In May 2001, we entered into a Termination Agreement and a Consulting Agreement with our Chairman of the Board, Michael B. Wray. Under the Termination Agreement, Mr. Wray agreed to terminate any employment relationship or officer position with us (other than Chairman of the Board) and any of our subsidiaries and affiliates as of May 7, 2001. As consideration for entering into the Termination Agreement and settlement of all sums owed to Mr. Wray for his services as director through the 2001 Annual Meeting of Stockholders or as an employee, we paid Mr. Wray $100,000. Upon execution of the Termination Agreement, all stock options previously granted to Mr. Wray vested in their entirety. Additionally, under the terms of the Consulting Agreement, Mr. Wray received $100,000 and provided consulting services on matters pertaining to our business and that of our affiliates until December 31, 2001.

           ADDITIONAL QUESTIONS AND INFORMATION REGARDING THE ANNUAL
                       MEETING AND STOCKHOLDER PROPOSALS

Q: WHAT HAPPENS IF ADDITIONAL PROPOSALS ARE PRESENTED AT THE MEETING?

A: Other than the three proposals described in this proxy statement, we do not expect any matters to be presented for a vote at the annual meeting. If you grant a proxy, the persons named as proxy holders, Steven W. Tholen and Robert S. Molina, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.

Q: WHAT CLASS OF SHARES ARE ENTITLED TO BE VOTED?

A: There is only one class of common stock. Each share of our common stock outstanding as of the close of business on March 18, 2002, the record date, is entitled to one vote at the annual meeting. On the record date, we had approximately 34,119,089 shares of common stock issued and outstanding.

Q: WHAT IS THE QUORUM REQUIREMENT FOR THE MEETING?

A: The quorum requirement for holding the meeting and transacting business is a majority of the outstanding shares entitled to be voted. The shares may be present in person or represented by proxy at the meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares.

Q: WHO WILL COUNT THE VOTE?

A: A representative of Wells Fargo Bank Minnesota, our transfer agent, will tabulate the votes and act as the inspector of election.

Q: IS MY VOTE CONFIDENTIAL?

A: Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation by our Board. Occasionally, stockholders provide written comments on their proxy cards which are then forwarded to our management.

Q: WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE MEETING?

A: We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials, except that certain expenses for Internet access will be incurred by you if you choose to access the proxy materials or vote over the Internet. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

Q: MAY I PROPOSE ACTIONS FOR CONSIDERATION AT NEXT YEAR'S ANNUAL MEETING OF
   STOCKHOLDERS OR NOMINATE INDIVIDUALS TO SERVE AS DIRECTORS?

A: You may submit proposals for consideration at future stockholder meetings, including director nominations. In order for a stockholder proposal to be considered for inclusion in our proxy statement for next year's annual meeting, the written proposal must be received by us no later than November 11, 2002. Such proposals also will need to comply with Securities and Exchange Commission regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials. In addition, any other proposals or nominations must be received by us in written form no later than February 25, 2003.

                                          By Order of the Board of Directors

                                          PETER J. HILL
                                          President and Chief Executive Officer

                                          April   , 2002

                                    ANNEX A

               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                        HARVEST NATURAL RESOURCES, INC.

               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                        HARVEST NATURAL RESOURCES, INC.

     PURSUANT TO ARTICLES 242 AND 245 OF THE DELAWARE GENERAL CORPORATION LAW ("DGCL"), HARVEST NATURAL RESOURCES, INC. (THE "CORPORATION") HEREBY ADOPTS THIS AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, WHICH ACCURATELY RESTATES AND INTEGRATES THE PROVISIONS OF THE EXISTING CERTIFICATE OF INCORPORATION OF THE CORPORATION (THE "CERTIFICATE OF INCORPORATION") AND ALL AMENDMENTS THERETO THAT ARE IN EFFECT ON THE DATE HEREOF AND FURTHER AMENDS THE PROVISIONS OF THE CERTIFICATE OF INCORPORATION AS DESCRIBED BELOW.

                                  ARTICLE ONE

     The name of the Corporation, upon execution and filing of this Amended and Restated Certificate of Incorporation, will be Harvest Natural Resources, Inc. The name of the Corporation was Benton Oil and Gas Company when the Certificate of Incorporation was originally filed with the Secretary of State of the State of Delaware on September 9, 1988.

     The Board of Directors of the Corporation duly adopted a resolution proposing and declaring advisable the adoption of the Amended and Restated Certificate of Incorporation as described herein, and the Corporation's stockholders duly adopted such Amended and Restated Certificate of Incorporation, all in accordance with the provisions of Sections 242 and 245 of the DGCL.

                                  ARTICLE TWO

     THE CERTIFICATE OF INCORPORATION OF THE CORPORATION IS AMENDED BY THIS AMENDED AND RESTATED CERTIFICATE OF INCORPORATION AS FOLLOWS:

     PARAGRAPH 1. OF THE CERTIFICATE OF INCORPORATION IS HEREBY AMENDED IN ITS ENTIRETY TO READ AS FOLLOWS:

     "THE NAME OF THE CORPORATION IS HARVEST NATURAL RESOURCES, INC. AND ITS DURATION SHALL BE PERPETUAL."

                                 ARTICLE THREE

     THE CERTIFICATE OF INCORPORATION AND ALL AMENDMENTS AND SUPPLEMENTS THERETO ARE SUPERSEDED BY THE FOLLOWING AMENDED AND RESTATED CERTIFICATE OF INCORPORATION WHICH ACCURATELY COPIES THE ENTIRE TEXT THEREOF AND AS AMENDED AS ABOVE SET FORTH.

               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                        HARVEST NATURAL RESOURCES, INC.

     1. THE NAME OF THE CORPORATION IS HARVEST NATURAL RESOURCES, INC. AND ITS DURATION SHALL BE PERPETUAL.

     2. THE REGISTERED OFFICE AND REGISTERED AGENT OF THE CORPORATION IS THE CORPORATION TRUST COMPANY, CORPORATION TRUST CENTER, 1209 ORANGE STREET, WILMINGTON, DELAWARE 19801, COUNTY OF NEW CASTLE.

     3. THE PURPOSE OF THE CORPORATION IS TO ENGAGE IN ANY LAWFUL ACT OR ACTIVITY FOR WHICH CORPORATIONS MAY BE ORGANIZED UNDER THE GENERAL CORPORATION LAW OF DELAWARE.

     4. THE TOTAL NUMBER OF SHARES OF STOCK THAT THE CORPORATION SHALL HAVE AUTHORITY TO ISSUE IS:

        A. COMMON STOCK. EIGHTY MILLION (80,000,000) SHARES OF THE PAR VALUE OF $0.1 EACH;

        B. PREFERRED STOCK. FIVE MILLION (5,000,000) SHARES OF THE PAR VALUE OF $.01 EACH.

          THE BOARD OF DIRECTORS IS AUTHORIZED, SUBJECT TO LIMITATIONS PRESCRIBED BY LAW AND THE PROVISIONS OF THIS ARTICLE 4, TO PROVIDE FOR THE ISSUANCE OF THE SHARES OF PREFERRED STOCK IN SERIES, AND BY FILING A CERTIFICATE PURSUANT TO THE APPLICABLE LAW OF THE STATE OF DELAWARE, TO ESTABLISH FROM TIME TO TIME THE NUMBER OF SHARES TO BE INCLUDED IN EACH SUCH SERIES, AND TO FIX THE DESIGNATION, POWERS, PREFERENCES AND RIGHTS OF THE SHARES OF EACH SUCH SERIES AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS THEREOF.

          THE AUTHORITY OF THE BOARD OF DIRECTORS WITH RESPECT TO EACH SUCH SERIES SHALL INCLUDE DETERMINATION OF THE FOLLOWING:

          A) THE NUMBER OF SHARES CONSTITUTING THAT SERIES AND THE DISTINCTIVE DESIGNATION OF THAT SERIES;

          B) THE DIVIDEND RATE, IF ANY, ON THE SHARES OF THAT SERIES, WHETHER DIVIDENDS SHALL BE CUMULATIVE, AND, IF SO, FROM WHICH DATE OR DATES, AND THE RELATIVE RIGHTS OF PRIORITY, IF ANY, OF PAYMENT OF DIVIDENDS ON SHARES OF THAT SERIES;

          C) WHETHER THAT SERIES SHALL HAVE VOTING RIGHTS, IN ADDITION TO THE VOTING RIGHTS PROVIDED BY LAW, AND, IF SO, THE TERMS OF SUCH VOTING RIGHTS;

          D) WHETHER THAT SERIES SHALL HAVE CONVERSION PRIVILEGES AND, IF SO, THE TERMS AND CONDITIONS OF SUCH CONVERSION, INCLUDING PROVISION FOR ADJUSTMENT OF THE CONVERSION RATE IN SUCH EVENTS AS THE BOARD OF DIRECTORS SHALL DETERMINE;

          E) WHETHER OR NOT THE SHARES OF THAT SERIES SHALL BE REDEEMABLE, AND, IF SO, THE TERMS AND CONDITIONS OF SUCH REDEMPTION, INCLUDING THE DATE OR DATES UPON OR AFTER WHICH THEY SHALL BE REDEEMABLE, AND THE AMOUNT PER SHARE PAYABLE IN CASE OF REDEMPTION, WHICH AMOUNT MAY VARY UNDER DIFFERENT CONDITIONS AND AT DIFFERENT REDEMPTION DATES;

          F) WHETHER THAT SERIES SHALL HAVE A SINKING FUND FOR THE REDEMPTION OR PURCHASE OF SHARES OF THAT SERIES, AND, IF SO, THE TERMS AND AMOUNT OF SUCH SINKING FUND;

          G) THE RIGHTS OF THE SHARES OF THAT SERIES IN THE EVENT OF VOLUNTARY OR INVOLUNTARY LIQUIDATION, DISSOLUTION OR WINDING UP OF THE CORPORATION, AND RELATIVE RIGHTS OF PRIORITY, IF ANY, OF PAYMENT OF SHARES OF THAT SERIES; AND

          H) ANY OTHER RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THAT SERIES.

          If upon any voluntary or involuntary liquidation, dissolution or winding up of the corporation, the assets available for distribution to holders of shares of Preferred Stock of all series shall be insufficient to pay such holders the full preferential amount to which they are entitled, then such assets shall be distributed ratable among the shares of all series of Preferred Stock in accordance with the respective preferential amounts (including unpaid cumulative dividends, if any) payable with respect thereto.

     Pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the corporation, the Board of Directors on April 28, 1995, adopted the resolution set forth on Exhibit A to this Amended and Restated Certificate of Incorporation designating the rights and preferences of a series of 500,000 shares of Preferred Stock, $.01 par value, designated as Series B Preferred Stock.

     5. THE BOARD OF DIRECTORS OF THE CORPORATION, ACTING BY MAJORITY VOTE, MAY ALTER, AMEND OR REPEAL THE BYLAWS OF THE CORPORATION.

     6. THE CORPORATION SHALL INDEMNIFY TO THE FULLEST EXTENT THEN PERMITTED BY THE LAW ANY PERSON WHO IS MADE, OR THREATENED TO BE MADE, A PARTY TO ANY THREATENED, PENDING OR COMPLETED ACTION, SUIT OR PROCEEDING, WHETHER CIVIL, CRIMINAL, ADMINISTRATIVE, INVESTIGATIVE OR OTHERWISE (INCLUDING AN ACTION, SUIT OR PROCEEDING BY OR IN THE RIGHT OF THE CORPORATION) BY REASON OF THE FACT THAT THE PERSON IS OR WAS A DIRECTOR OR OFFICER OF THE CORPORATION, OR SERVES OR SERVED AT THE REQUEST OF THE CORPORATION AS A DIRECTOR OR OFFICER OF ANOTHER CORPORATION, PARTNERSHIP, JOINT VENTURE, TRUST OR OTHER ENTERPRISE AGAINST ALL EXPENSES (INCLUDING ATTORNEYS' FEES, JUDGMENTS, FINES AND AMOUNTS PAID IN SETTLEMENT, ACTUALLY AND REASONABLY INCURRED IN CONNECTION THEREWITH. EXPENSES INCURRED BY AN OFFICER OR DIRECTOR IN DEFENDING A CIVIL OR CRIMINAL ACTION, SUIT OR PROCEEDING SHALL BE PAID BY THE CORPORATION IN ADVANCE OF THE FINAL DISPOSITION OF SUCH ACTION, SUIT OR PROCEEDING UPON RECEIPT OF AN UNDERTAKING BY OR ON BEHALF OF SUCH DIRECTOR OR OFFICER TO REPAY SUCH AMOUNT IF IT SHALL ULTIMATELY BE DETERMINED THAT HE OR SHE IS NOT ENTITLED TO BE INDEMNIFIED BY THE CORPORATION AS AUTHORIZED IN THIS ARTICLE. THE INDEMNIFICATION PROVIDED HEREBY SHALL NOT BE DEEMED EXCLUSIVE OF ANY OTHER RIGHTS TO WHICH THOSE INDEMNIFIED MAY BE ENTITLED UNDER ANY STATUTE, BYLAW, AGREEMENT, VOTE OF SHAREHOLDERS OR DIRECTORS OR OTHERWISE, BOTH AS TO ACTION IN ANY OFFICIAL CAPACITY AND AS TO ACTION IN ANOTHER CAPACITY WHILE HOLDING AN OFFICE, AND SHALL CONTINUE AS TO A PERSON WHO HAS CEASED TO BE A DIRECTOR OR OFFICER AND SHALL INURE TO THE BENEFIT OF THE HEIRS, EXECUTORS AND ADMINISTRATORS OF SUCH PERSON.

     ANY PERSON OTHER THAN A DIRECTOR OR OFFICER WHO IS OR WAS AN EMPLOYEE OR AGENT OF THE CORPORATION, OR FIDUCIARY WITHIN THE MEANING OF THE EMPLOYMENT RETIREMENT INCOME SECURITY ACT OF 1974 WITH RESPECT TO ANY EMPLOYEE BENEFIT PLANS OF THE CORPORATION, OR IS OR WAS SERVING AT THE REQUEST OF THE CORPORATION AS AN EMPLOYEE OR AGENT OF ANOTHER CORPORATION, PARTNERSHIP, JOINT VENTURE, TRUST OR OTHER ENTERPRISE MAY BE INDEMNIFIED TO SUCH EXTENT AS THE BOARD OF DIRECTORS IN ITS DISCRETION AT ANY TIME OR FROM TIME TO TIME MAY AUTHORIZE.

     7. NO DIRECTOR OF THE CORPORATION SHALL BE PERSONALLY LIABLE TO THE CORPORATION OR ITS STOCKHOLDERS FOR MONETARY DAMAGES FOR BREACH OF FIDUCIARY DUTY AS A DIRECTOR; PROVIDED THAT THE LIABILITY OF A DIRECTOR SHALL NOT BE ELIMINATED (I) FOR ANY BREACH OF THE DIRECTOR'S DUTY OF LOYALTY TO THE CORPORATION OR ITS STOCKHOLDERS, (II) FOR ACTS OR OMISSIONS NOT IN GOOD FAITH OR WHICH INVOLVE INTENTIONAL MISCONDUCT OR A KNOWING VIOLATION OF LAW, (III) UNDER
SECTION 174 OF THE DELAWARE GENERAL CORPORATION LAW OR (IV) FOR ANY TRANSACTION FROM WHICH THE DIRECTOR DERIVED AN IMPROPER PERSONAL BENEFIT."

     IN WITNESS WHEREOF, THE UNDERSIGNED HAS SIGNED THIS AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION ON MARCH   , 2002.

                                          --------------------------------------
                                          Peter J. Hill
                                          President and Chief Executive Officer

                                   EXHIBIT A

     RESOLVED, THAT PURSUANT TO THE AUTHORITY GRANTED TO AND VESTED IN THE BOARD OF DIRECTORS OF THIS CORPORATION IN ACCORDANCE WITH THE PROVISION OF ITS CERTIFICATE OF INCORPORATION, THE BOARD OF DIRECTORS HEREBY CREATES A SERIES OF PREFERRED STOCK OF THE CORPORATION AND HEREBY FIXES THE DESIGNATION AND THE AMOUNT THEREOF AND THE POWERS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF THE SHARES OF SUCH SERIES, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS THEREOF, AS FOLLOWS:

1. DESIGNATION AND AMOUNT. THE SHARES OF SUCH SERIES SHALL BE DESIGNATED AS "SERIES B PREFERRED STOCK," PAR VALUE $.01 PER SHARE, AND THE NUMBER OF SHARES CONSTITUTING SUCH SERIES SHALL BE 500,000. SUCH NUMBER OF SHARES MAY BE INCREASED OR DECREASED BY RESOLUTION OF THE BOARD OF DIRECTORS; PROVIDED, HOWEVER, THAT NO DECREASE SHALL REDUCE THE NUMBER OF SHARES OF SERIES B PREFERRED STOCK TO A NUMBER LESS THAN THAT OF THE SHARES THEN OUTSTANDING PLUS THE NUMBER OF SHARES ISSUABLE UPON EXERCISE OF OUTSTANDING RIGHTS, OPTIONS OR WARRANTS OR UPON CONVERSION OF OUTSTANDING SECURITIES ISSUED BY THE CORPORATION.

2. DIVIDENDS AND DISTRIBUTIONS.

     (A) Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series B Preferred Stock with respect to dividends, the holders of shares of Series B Preferred Stock, in preference to the holders of shares of Common Stock, par value $.01 per share (the "Common Stock"), of the Corporation, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series B Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $10.00 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series B Preferred Stock. In the event the Corporation shall at any time after May 19, 1995 (the "Rights Declaration Date") (i) declare or pay any dividend on Common Stock payable in shares of Common Stock, or (ii) effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event, and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     (B) The Corporation shall declare a dividend or distribution on the Series B Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $10.00 per share on the Series B Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

     (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series B Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares Series B Preferred Stock, unless the date of issue of such shares is prior to the record date for the Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series B Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series B Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series B Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 30 days prior to the date fixed for the payment thereof.

3. VOTING RIGHTS. THE HOLDERS OF SHARES OF SERIES B PREFERRED STOCK SHALL HAVE THE FOLLOWING VOTING RIGHTS:

     (A) SUBJECT TO THE PROVISION FOR ADJUSTMENT HEREINAFTER SET FORTH, EACH SHARE OF SERIES B PREFERRED STOCK SHALL ENTITLE THE HOLDER THEREOF TO 100 VOTES ON ALL MATTES SUBMITTED TO A VOTE OF THE SHAREHOLDERS OF THE CORPORATION. IN THE EVENT THE CORPORATION SHALL AT ANY TIME AFTER THE RIGHTS DECLARATION DATE DECLARE OR PAY ANY DIVIDEND ON COMMON STOCK PAYABLE IN SHARES OF COMMON STOCK, OR EFFECT A SUBDIVISION, COMBINATION OR CONSOLIDATION OF THE OUTSTANDING SHARES OF COMMON STOCK (BY RECLASSIFICATION OR OTHERWISE) INTO A GREATER OR LESSER NUMBER OF SHARES OF COMMON STOCK, THEN IN EACH SUCH CASE THE NUMBER OF VOTES PER SHARE TO WHICH HOLDERS OF SHARES OF SERIES B PREFERRED STOCK WERE ENTITLED IMMEDIATELY PRIOR TO SUCH EVENT SHALL BE ADJUSTED BY MULTIPLYING SUCH NUMBER BY A FRACTION, THE NUMERATOR OF WHICH IS THE NUMBER OF SHARES OF COMMON STOCK OUTSTANDING IMMEDIATELY AFTER SUCH EVENT, AND THE DENOMINATOR OF WHICH IS THE NUMBER OF SHARES OF COMMON STOCK THAT WERE OUTSTANDING IMMEDIATELY PRIOR TO SUCH EVENT.

     (B) Except as otherwise set forth herein or as required by law, the holders of shares of Series B Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to vote of shareholders of the Corporation.

     (C) Except as otherwise set forth herein or as required by law, the holders of Series B Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with the holders of Common Stock as set forth herein) for taking any corporation action.

4. CERTAIN RESTRICTIONS.

     (A) WHENEVER QUARTERLY DIVIDENDS OR OTHER DIVIDENDS OR DISTRIBUTIONS PAYABLE ON THE SERIES B PREFERRED STOCK AS PROVIDED IN SECTION 2 ARE IN ARREARS, THEREAFTER AND UNTIL ALL ACCRUED AND UNPAID DIVIDENDS AND DISTRIBUTIONS, WHETHER OR NOT DECLARED, ON

         SHARES OF SERIES B PREFERRED STOCK OUTSTANDING SHALL HAVE BEEN PAID IN FULL, THE CORPORATION SHALL NOT:

          (i) DECLARE OR PAY DIVIDENDS ON, MAKE ANY OTHER DISTRIBUTIONS ON, OR REDEEM OR PURCHASE OR OTHERWISE ACQUIRE FOR CONSIDERATION ANY SHARES OF STOCK RANKING JUNIOR (EITHER AS TO DIVIDENDS OR UPON LIQUIDATION, DISSOLUTION OR WINDING UP) TO THE SERIES B PREFERRED STOCK;

          (ii) DECLARE OR PAY DIVIDENDS ON OR MAKE OTHER DISTRIBUTIONS ON ANY SHARES OF STOCK RANKING ON A PARITY (EITHER AS TO DIVIDENDS OR UPON LIQUIDATION, DISSOLUTION OR WINDING UP) WITH THE SERIES B PREFERRED STOCK, EXCEPT DIVIDENDS PAID RATABLY ON THE SERIES B PREFERRED STOCK AND ALL SUCH PARITY STOCK ON WHICH DIVIDENDS ARE PAYABLE OR IN ARREARS IN PROPORTION TO THE TOTAL AMOUNTS TO WHICH THE HOLDERS OF ALL SUCH SHARES ARE THEN ENTITLED;

          (iii) REDEEM OR PURCHASE OR OTHERWISE ACQUIRE FOR CONSIDERATION SHARES OF STOCK RANKING JUNIOR (EITHER AS TO DIVIDENDS OR UPON LIQUIDATION, DISSOLUTION OR WINDING UP) WITH THE SERIES B PREFERRED STOCK, PROVIDED THAT THE CORPORATION MAY AT ANY TIME REDEEM, PURCHASE OR OTHERWISE ACQUIRE SHARES OF ANY SUCH JUNIOR STOCK IN EXCHANGE FOR SHARES OF ANY STOCK OF THE CORPORATION RANKING JUNIOR (EITHER AS TO DIVIDENDS OR UPON DISSOLUTION, LIQUIDATION OR WINDING UP) TO THE SERIES B PREFERRED STOCK; OR

          (iv) REDEEM OR PURCHASE OR OTHERWISE ACQUIRE FOR CONSIDERATION ANY SHARES OF SERIES B PREFERRED STOCK OR ANY SHARES OF STOCK RANKING ON A PARITY (EITHER AS TO DIVIDENDS OR UPON DISSOLUTION, LIQUIDATION OR WINDING
     UP) WITH THE SERIES B PREFERRED STOCK, EXCEPT IN ACCORDANCE WITH A PURCHASE OFFER MADE IN WRITING OR BY PUBLICATION (AS DETERMINED BY THE BOARD OF DIRECTORS) TO ALL HOLDERS OF SUCH SHARES UPON SUCH TERMS AS THE BOARD OF DIRECTORS, AFTER CONSIDERATION OF THE RESPECTIVE ANNUAL DIVIDEND RATES AND OTHER RELATIVE RIGHTS AND PREFERENCES OF THE RESPECTIVE SERIES AND CLASSES, SHALL DETERMINE IN GOOD FAITH WILL RESULT IN FAIR AND EQUITABLE TREATMENT AMONG THE RESPECTIVE SERIES OR CLASSES.

     (B) THE CORPORATION SHALL NOT PERMIT ANY SUBSIDIARY OF THE CORPORATION TO PURCHASE OR OTHERWISE ACQUIRE FOR CONSIDERATION ANY SHARES OF STOCK OF THE CORPORATION UNLESS THE CORPORATION COULD, UNDER PARAGRAPH (A) OF THIS SECTION 4, PURCHASE OR OTHERWISE ACQUIRE SUCH SHARES AT SUCH TIME AND IN SUCH MANNER.

5. REACQUIRED SHARES. ANY SHARES OF SERIES B PREFERRED STOCK PURCHASED OR OTHERWISE ACQUIRED BY THE CORPORATION IN ANY MANNER WHATSOEVER SHALL BE RETIRED AND CANCELLED PROMPTLY AFTER THE ACQUISITION THEREOF. ALL SUCH SHARES SHALL UPON THEIR CANCELLATION BECOME AUTHORIZED BUT UNISSUED SHARES OF PREFERRED STOCK AND MAY BE REISSUED AS PART OF A NEW SERIES OF PREFERRED STOCK TO BE CREATED BY RESOLUTION OR RESOLUTIONS OF THE BOARD OF DIRECTORS, SUBJECT TO THE CONDITIONS AND RESTRICTIONS ON ISSUANCE SET FORTH HEREIN.

6. LIQUIDATION, DISSOLUTION OR WINDING UP.

     (A) UPON ANY LIQUIDATION (VOLUNTARY OR OTHERWISE), DISSOLUTION OR WINDING UP OF THE CORPORATION, NO DISTRIBUTION SHALL BE MADE TO THE HOLDERS OF SHARES OF COMMON STOCK OR OF OTHER STOCK RANKING JUNIOR (EITHER AS TO DIVIDENDS OR UPON LIQUIDATION, DISSOLUTION OR WINDING UP) TO THE SERIES B PREFERRED STOCK UNLESS, PRIOR THERETO, THE HOLDERS OF SHARES OF SERIES B PREFERRED STOCK SHALL HAVE RECEIVED, PER SHARE, THE GREATER OF $100.00 OR 100 TIMES (SUBJECT TO ADJUSTMENT AS HEREINAFTER SET FORTH) THE AGGREGATE AMOUNT TO BE DISTRIBUTED PER SHARE OF COMMON STOCK, PLUS AN AMOUNT EQUAL TO ACCRUED AND UNPAID DIVIDENDS AND DISTRIBUTIONS THEREON, WHETHER OR NOT DECLARED, TO THE DATE OF SUCH PAYMENT (THE "SERIES B LIQUIDATION PREFERENCE").

     (B) IN THE EVENT THAT UPON ANY LIQUIDATION (VOLUNTARY OR OTHERWISE), DISSOLUTION OR WINDING UP OF THE CORPORATION, THERE ARE NO SUFFICIENT ASSETS REMAINING TO PERMIT PAYMENT IN FULL OF THE SERIES B LIQUIDATION PREFERENCE AND THE LIQUIDATION PREFERENCES OF ALL OTHER SERIES OF PREFERRED STOCK, IF ANY, WHICH RANK ON A PARITY (EITHER AS TO DIVIDENDS OR UPON LIQUIDATION, DISSOLUTION OR WINDING UP) WITH THE SERIES B PREFERRED STOCK, THEN SUCH REMAINING ASSETS SHALL BE DISTRIBUTED RATABLY TO THE HOLDERS OF SUCH PARITY STOCK IN PROPORTION TO THE AMOUNT TO WHICH THE HOLDERS OF ALL SUCH SHARES ARE ENTITLED TO RECEIVE UPON SUCH LIQUIDATION, DISSOLUTION OR WINDING UP.

     (C) IN THE EVENT THE CORPORATION SHALL AT ANY TIME AFTER THE RIGHTS DECLARATION DATE (I) DECLARE ANY DIVIDEND ON COMMON STOCK PAYABLE IN SHARES OF COMMON STOCK, (II) SUBDIVIDE THE OUTSTANDING COMMON STOCK, OR
         (III) COMBINE THE OUTSTANDING COMMON STOCK INTO A SMALLER NUMBER OF SHARES, BY RECLASSIFICATION OR OTHERWISE, THEN IN EACH SUCH CASE THE AGGREGATE AMOUNT TO WHICH HOLDERS OF SERIES B PREFERRED STOCK WERE ENTITLED IMMEDIATELY PRIOR TO SUCH EVENT SHALL BE ADJUSTED BY MULTIPLYING SUCH AMOUNT BY A FRACTION, THE NUMERATOR OF WHICH IS THE NUMBER OF SHARES OF COMMON STOCK OUTSTANDING IMMEDIATELY AFTER SUCH EVENT, AND THE DENOMINATOR OF WHICH IS THE NUMBER OF SHARES OF COMMON STOCK THAT WERE OUTSTANDING IMMEDIATELY PRIOR TO SUCH EVENT.

 7. CONSOLIDATION, MERGER, ETC. IN CASE THE CORPORATION SHALL ENTER INTO ANY CONSOLIDATION, MERGER, COMBINATION OR OTHER TRANSACTION IN WHICH THE SHARES OF COMMON STOCK ARE EXCHANGED FOR OR CHANGED INTO OTHER STOCK OR SECURITIES, CASH AND/OR ANY OTHER PROPERTY, THEN IN ANY SUCH CASE THE SHARES OF SERIES B PREFERRED STOCK SHALL AT THE SAME TIME BE SIMILARLY EXCHANGED OR CHANGED IN AN AMOUNT PER SHARE (SUBJECT TO THE PROVISION FOR ADJUSTMENT HEREINAFTER SET FORTH) EQUAL TO 100 TIMES THE AGGREGATE AMOUNT OF STOCK, SECURITIES, CASH AND/OR ANY OTHER PROPERTY (PAYABLE IN KIND), AS THE CASE MAY BE, INTO WHICH OR FOR WHICH EACH SHARE OF COMMON STOCK IS CHANGED OR EXCHANGED. IN THE EVENT THE CORPORATION SHALL AT ANY TIME AFTER THE RIGHTS DECLARATION DATE DECLARE OR PAY ANY DIVIDEND ON COMMON STOCK PAYABLE IN SHARES OF COMMON STOCK, OR EFFECT A SUBDIVISION, COMBINATION OR CONSOLIDATION OF THE OUTSTANDING SHARES OF COMMON STOCK (BY RECLASSIFICATION OR OTHERWISE) INTO A GREATER OR LESSER NUMBER OF SHARES OF COMMON STOCK, THEN IN EACH SUCH CASE THE AMOUNT SET FORTH IN THE PRECEDING SENTENCE WITH RESPECT TO THE EXCHANGE OR CHANGE OF SHARES OF SERIES B PREFERRED STOCK SHALL BE ADJUSTED BY MULTIPLYING SUCH AMOUNT BY A FRACTION, THE NUMERATOR OF WHICH IS THE NUMBER OF SHARES OF COMMON STOCK OUTSTANDING IMMEDIATELY AFTER SUCH EVENT, AND THE DENOMINATOR OF WHICH IS THE NUMBER OF SHARES OF COMMON STOCK THAT WERE OUTSTANDING IMMEDIATELY PRIOR TO SUCH EVENT.

 8. REDEMPTION.  THE SHARES OF SERIES B PREFERRED STOCK SHALL NOT BE REDEEMABLE.

 9. RANKING. THE SERIES B PREFERRED STOCK SHALL RANK JUNIOR TO ALL OTHER SERIES OF THE CORPORATION'S PREFERRED STOCK AS TO THE PAYMENT

    OF DIVIDENDS AND THE DISTRIBUTION OF ASSETS, UNLESS THE TERMS OF ANY SUCH SERIES SHALL PROVIDE OTHERWISE.

10. FRACTIONAL SHARES. SERIES B PREFERRED STOCK MAY BE ISSUED IN FRACTIONS (INCLUDING, BUT NOT LIMITED TO, ONE HUNDREDTHS) OF A SHARE WHICH SHALL ENTITLE THE HOLDER, IN PROPORTION TO SUCH HOLDER'S FRACTIONAL SHARES, TO EXERCISE VOTING RIGHTS, RECEIVE DIVIDENDS, PARTICIPATE IN DISTRIBUTIONS AND TO HAVE THE BENEFIT OF ALL OTHER RIGHTS OF HOLDERS OF SERIES B PREFERRED STOCK.

11. AMENDMENT. THE CERTIFICATE OF INCORPORATION AND THE BYLAWS OF THE CORPORATION SHALL NOT BE FURTHER AMENDED IN ANY MANNER WHICH WOULD MATERIALLY ALTER OR CHANGE THE POWERS, PREFERENCES OR SPECIAL RIGHTS OF THE SERIES B PREFERRED STOCK SO AS TO AFFECT THEM ADVERSELY WITHOUT THE AFFIRMATIVE VOTE OF THE HOLDERS OF AT LEST 66 2/3% OF THE OUTSTANDING SHARES OF SERIES B PREFERRED STOCK, VOTING SEPARATELY AS A CLASS.

PRELIMINARY FORM OF PROXY

                           BENTON OIL AND GAS COMPANY

                        ANNUAL MEETING OF STOCKHOLDERS

                             TUESDAY, MAY 14, 2002
                                   9:00 A.M.

                                DOUBLETREE HOTEL
                                  ALLEN CENTER
                               400 DALLAS STREET
                              HOUSTON, TEXAS 77002



BENTON OIL AND GAS COMPANY
15835 PARK TEN PLACE DRIVE, SUITE 115
  HOUSTON, TEXAS 77084                                                    PROXY
--------------------------------------------------------------------------------
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON MAY 14, 2002.

The shares of stock you hold in your account will be voted as your specify on the reverse side.

If no choice is specified, the proxy will be voted "FOR" Items 1, 2 and 3.

By signing the proxy, you revoke all prior proxies and appoint Steven W. Tholen and Robert S. Molina, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.




                      SEE REVERSE FOR VOTING INSTRUCTIONS.

THERE ARE THREE WAYS TO VOTE YOUR PROXY

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

VOTE BY PHONE -- TOLL FREE -- 1-800-240-6326 -- QUICK --- EASY --- IMMEDIATE

o Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week until 11:00 a.m. (CT) on May 13, 2002.

o You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which is located above.

o  Follow the simple instructions the voice provides you.

VOTE BY INTERNET -- http://www.eproxy.com/bno/ -- QUICK --- EASY --- IMMEDIATE

o Use the Internet to vote your proxy 24 hours a day, 7 days a week until 12:00 p.m. (CT) on May 13, 2002.

o You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which is located above to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Benton Oil and Gas Company, c/o Shareowner Services-, P.O. Box 64873, St. Paul, MN 55164-0873.

      IF YOU VOTE BY PHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD

      COMPANY #

      CONTROL #

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

1. Election of directors:

   01  Steven D. Chesebro        [ ] Vote FOR            [ ]  Vote WITHHELD
   02  John U. Clarke                all nominees             from all nominees
   03  H. H. Hardee                                           (except as marked)
   04  Peter J. Hill
   05  Patrick M. Murray

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE, WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)

                                                      [            ]

2. To approve the Amended and Restated Certificate of Incorporation to incorporate previously adopted amendments and to change the name of the company to "Harvest Natural Resources, Inc.".

                   [ ] For      [ ] Against      [ ] Abstain


3. To ratify the appointment of PricewaterhouseCoopers LLP as the independent accountants for the year ended December 31, 2002.

                   [ ] For      [ ] Against      [ ] Abstain


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR,
IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.
                                        ---

                         Address Change? Mark Box [ ]

                            Indicate changes below:

        _______________________________________________________________


_________________________________________________  Date: ______________

_________________________________________________  Date: ______________
                  Signature(s)

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc. should include title and authority. Corporations should provide full name of corporation and name of authorized officer signing the proxy.